UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  July 17, 2000

                Date of Report (date of earliest event reported)




                         SOUTHERN HERITAGE BANCORP, INC.

             (exact name of registrant as specified in its charter)




               Georgia              333-47291              58-2386654

             (state or other       (Commission            (IRS Employer
             jurisdiction of        File No.)             Identification
            of incorporation)                                 Number)




               3461 Atlanta Highway, Flowery Branch, Georgia 30542

                (address of principal executive office)(zip code)




                                 (770) 531-1240

              (Registrant's telephone number, including area code)

Item 6.

         James E. Palmour III tendered his resignation from the position of Director and Secretary of Southern Heritage Bancorp, Inc. and Southern Heritage Bank on July 17, 2000. He cited the personal reason of pursuing other interests as his reason for this action. The Board of Directors has accepted his resignation.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SOUTHERN HERITAGE BANCORP,
                                   INC.
                                   (Registrant)


                                   By: s/John Evans
                                       John Evans, Treasurer,
                                       C.A.O. and C.F.O.



Date:  July 17, 2000